SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           March 27, 2000
                                                 ------------------------


                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        0-26534                   13-3671221
       --------                        -------                   ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


     4 Science Park, New Haven, CT                                  06511
     -----------------------------                                  -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:       (203) 498-4210
                                                     -------------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On March 27, 2000, we called for redemption on April 27, 2000 our outstanding Class B warrants for cash at the redemption price of $.05 per warrant. After 5:00 p.m. New York time on April 26, 2000 (one business day prior to the date set for redemption) the Class B warrants will no longer be exercisable and the holders will only have the right to receive the redemption price.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS.

         4.1      Notice of Redemption and Letter to Class B warrant holders.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VION PHARMACEUTICALS, INC.



Date: March 27, 2000               By:   /s/ Alan Kessman
                                       ------------------
                                   Name: Alan Kessman
                                   Title: President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


         4.1      Notice of Redemption and Letter to Class B warrant holders,